Exhibit 99.2

# SUPPLEMENTAL OPERATING AND FINANCIAL DATA

## FOR THE QUARTER ENDED DECEMBER 31, 2021

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations; the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 26
Unconsolidated Joint Ventures	27 - 32
Capital Structure	33
Debt Analysis	34
Debt Maturities	35

Selected Property Data
Portfolio Summary	36 - 37
Same Store Leased Occupancy	38 - 39
Top Tenants and Industry Diversification	40
Leasing Activity	41 - 42
Lease Expirations	43 - 45
Cash Basis Capital Expenditures	46 - 47

Definitions	48 - 49

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5808	(212) 738-6140	(904) 520-4973
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Daniel Ismail	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 282-3827
steve.sakwa@evercoreisi.com	dismail@greenst.com	vikram.malhotra@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2022
(Amounts per diluted share)	Low	High
Estimated net loss attributable to common stockholders	$(0.07)	$(0.01)
Our share of real estate depreciation and amortization	0.98	0.98
Estimated Core FFO (1)(2)	$0.91	$0.97

Operating Assumptions:
Leasing Activity (square feet)	825,000	1,225,000
PGRE's share of Same Store Leased % (2) at year end	93.6%	95.0%
Increase in PGRE's share of Same Store Cash NOI (2)	1.0%	2.0%
Increase in PGRE's share of Same Store NOI (2)	2.5%	3.5%

Financial Assumptions (at share):
Estimated net loss	$(16,000)	$(2,000)
Depreciation and amortization	236,000	236,000
General and administrative expenses	59,000	57,000
Interest and debt expense, including amortization of deferred financing costs	134,500	132,500
Fee income, net of income taxes	(28,500)	(30,500)
NOI (2)	385,000	393,000
Straight-line rent adjustments and above and below-market lease revenue, net	(12,000)	(14,000)
Cash NOI (2)	$373,000	$379,000

(1)

We are providing our Estimated Core FFO Guidance for the full year of 2022, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 22, 2022 and otherwise to be referenced during our conference call scheduled for February 23, 2022.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic, straight-line rent adjustments and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 48 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Net income (loss) attributable to common stockholders:
Continuing operations	$1,222	$(4,876)	$(2,055)	$(20,354)	$(20,063)
Discontinued operations	-	(9,948)	-	-	(4,641)
Net income (loss) attributable to common stockholders	$1,222	$(14,824)	$(2,055)	$(20,354)	$(24,704)

Net income (loss) per share - basic and diluted:
Per share from continuing operations	$0.01	$(0.02)	$(0.01)	$(0.09)	$(0.09)
Per share from discontinued operations	-	(0.05)	-	-	(0.02)
Net income (loss) per share - basic and diluted	$0.01	$(0.07)	$(0.01)	$(0.09)	$(0.11)

Core FFO attributable to common stockholders (1)	$52,806	$52,495	$50,069	$201,055	$213,682
Per share - diluted	$0.24	$0.24	$0.23	$0.92	$0.96

PGRE's share of Cash NOI (1)	$98,331	$97,599	$95,530	$377,160	$377,504
PGRE's share of NOI (1)	$96,526	$100,726	$95,257	$383,788	$404,727

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended December 31, 2021 vs. December 31, 2020	3.3%	Three Months Ended December 31, 2021 vs. December 31, 2020	(7.5%)
Year Ended December 31, 2021 vs. December 31, 2020	2.4%	Year Ended December 31, 2021 vs. December 31, 2020	(8.9%)

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Leased % (1)	90.7%	90.3%	88.0%	88.6%	95.2%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
December 31, 2021 vs. September 30, 2021	0.4%	December 31, 2021 vs. December 31, 2020	(4.5%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
High	$9.53	$10.32	$11.65	$10.56	$10.36
Low	$7.79	$8.35	$9.86	$8.51	$5.54
Closing (end of period)	$8.34	$8.99	$10.07	$10.13	$9.04

Dividends per common share	$0.07	$0.07	$0.07	$0.07	$0.07
Annualized dividends per common share	$0.28	$0.28	$0.28	$0.28	$0.28
Dividend yield (on closing share price)	3.4%	3.1%	2.8%	2.8%	3.1%

(1)	See page 48 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2021	December 31, 2020
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,061,824	5,997,078
	8,028,061	7,963,315
Accumulated depreciation and amortization	(1,112,977)	(966,697)
Real estate, net	6,915,084	6,996,618
Cash and cash equivalents	524,900	434,530
Restricted cash	4,766	30,794
Investments in unconsolidated joint ventures	408,096	412,724
Investments in unconsolidated real estate funds	11,421	12,917
Accounts and other receivables	15,582	17,502
Deferred rent receivable	332,735	330,239
Deferred charges, net	122,177	116,278
Intangible assets, net	119,413	153,519
Other assets	40,388	48,976
Total assets	$8,494,562	$8,554,097

Liabilities:
Notes and mortgages payable, net	$3,835,620	$3,800,739
Revolving credit facility	-	-
Accounts payable and accrued expenses	116,192	101,901
Dividends and distributions payable	16,895	16,796
Intangible liabilities, net	45,328	55,996
Other liabilities	25,495	62,931
Total liabilities	4,039,530	4,038,363

Equity:
Paramount Group, Inc. equity	3,588,163	3,653,177
Noncontrolling interests in:
Consolidated joint ventures	428,833	437,161
Consolidated real estate fund	81,925	79,017
Operating Partnership	356,111	346,379
Total equity	4,455,032	4,515,734

Total liabilities and equity	$8,494,562	$8,554,097

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Revenues:
Rental revenue (1)	$171,793	$174,181	$170,851	$690,418	$679,015
Fee and other income (1)	12,427	8,177	8,280	36,368	35,222
Total revenues	184,220	182,358	179,131	726,786	714,237

Expenses:
Operating	67,617	68,395	67,131	265,438	267,587
Depreciation and amortization	56,735	59,168	57,522	232,487	235,200
General and administrative	13,093	17,962	13,257	59,132	64,917
Transaction related costs	413	554	87	916	1,096
Total expenses	137,858	146,079	137,997	557,973	568,800

Other income (expense):
(Loss) income from unconsolidated joint ventures	(4,086)	(4,175)	223	(24,896)	(18,619)
Income from unconsolidated real estate funds	178	187	276	782	272
Interest and other income, net (1)	507	2,130	138	3,017	4,490
Interest and debt expense (1)	(36,095)	(35,788)	(36,266)	(142,014)	(144,208)
Income (loss) from continuing operations, before income taxes	6,866	(1,367)	5,505	5,702	(12,628)
Income tax expense	(1,195)	(358)	(873)	(3,643)	(1,493)
Income (loss) from continuing operations, net	5,671	(1,725)	4,632	2,059	(14,121)
Loss from discontinued operations, net	-	(10,890)	-	-	(5,075)
Net income (loss)	5,671	(12,615)	4,632	2,059	(19,196)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(4,614)	(3,772)	(3,768)	(21,538)	(9,257)
Consolidated real estate fund	286	159	(3,123)	(2,893)	1,450
Operating Partnership	(121)	1,404	204	2,018	2,299
Net income (loss) attributable to common stockholders	$1,222	$(14,824)	$(2,055)	$(20,354)	$(24,704)

Net income (loss) per diluted share:
Income (loss) from continuing operations, net	$0.01	$(0.02)	$(0.01)	$(0.09)	$(0.09)
Loss from discontinued operations, net	-	(0.05)	-	-	(0.02)
Net income (loss) per diluted share	$0.01	$(0.07)	$(0.01)	$(0.09)	$(0.11)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Rental Revenue:	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Property rentals	$162,622	$156,053	$159,624	$632,215	$595,334
Tenant reimbursements	13,866	13,852	12,212	47,562	50,222
Straight-line rent adjustments	(5,430)	4,189	(1,707)	2,495	28,684
Amortization of above and below-market leases, net	735	87	722	3,070	4,775
Lease termination income	-	-	-	5,076	-
Total rental revenue	$171,793	$174,181	$170,851	$690,418	$679,015

	Three Months Ended			Year Ended
Fee and Other Income:	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Asset management	$3,109	$3,538	$3,280	$13,284	$14,266
Property management	2,132	2,283	2,176	8,589	9,242
Acquisition, disposition, leasing and other	3,800	557	1,105	6,600	4,562
Total fee income	9,041	6,378	6,561	28,473	28,070
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	3,386	1,799	1,719	7,895	7,152
Total fee and other income	$12,427	$8,177	$8,280	$36,368	$35,222

	Three Months Ended			Year Ended
Interest and Other Income, net:	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Interest income, net	$175	$274	$221	$1,183	$2,054
Mark-to-market of deferred compensation plan assets (offset by increase (decrease) in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses)	332	1,856	(83)	1,834	2,436
Total interest and other income, net	$507	$2,130	$138	$3,017	$4,490

	Three Months Ended				Year Ended
Interest and Debt Expense:	December 31, 2021	December 31, 2020	September 30, 2021		December 31, 2021		December 31, 2020
Interest expense	$34,274	$33,468	$33,600		$132,887		$134,931
Amortization of deferred financing costs	1,821	2,320	2,666	(1)	9,127	(1)	9,277
Total interest and debt expense	$36,095	$35,788	$36,266		$142,014		$144,208

(1)	Includes $761 of expense from the non-cash write-offs of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenues of the Americas in July 2021.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$5,671	$(12,615)	$4,632	$2,059	$(19,196)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	66,902	70,700	67,717	274,024	283,317
Adjustments related to discontinued operations (including loss on sale of real estate)	-	12,766	-	-	13,456
FFO (1)	72,573	70,851	72,349	276,083	277,577
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,187)	(13,167)	(13,895)	(61,609)	(43,542)
Consolidated real estate fund	279	159	(3,127)	(2,904)	1,450
FFO attributable to Paramount Group Operating Partnership	58,665	57,843	55,327	211,570	235,485
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,302)	(5,004)	(5,009)	(19,072)	(20,664)
FFO attributable to common stockholders (1)	$53,363	$52,839	$50,318	$192,498	$214,821
Per diluted share	$0.24	$0.24	$0.23	$0.88	$0.96

FFO	$72,573	$70,851	$72,349	$276,083	$277,577
Non-core items:
Adjustments to equity in earnings for (distributions from) contributions to an unconsolidated joint venture	(961)	(891)	(938)	8,016	(2,697)
Consolidated real estate fund's share of after-tax net gain on sale of residential condominium units (One Steuart Lane)	(2,541)	-	(5,643)	(8,184)	-
Non-cash write-off of deferred financing costs	-	-	761	761	-
Other, net	3,308	515	2,429	6,116	1,450
Core FFO (1)	72,379	70,475	68,958	282,792	276,330
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(14,187)	(13,167)	(13,895)	(61,609)	(43,542)
Consolidated real estate fund	(140)	159	(9)	(205)	1,450
Core FFO attributable to Paramount Group Operating Partnership	58,052	57,467	55,054	220,978	234,238
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(5,246)	(4,972)	(4,985)	(19,923)	(20,556)
Core FFO attributable to common stockholders (1)	$52,806	$52,495	$50,069	$201,055	$213,682
Per diluted share	$0.24	$0.24	$0.23	$0.92	$0.96
Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	218,735,532	218,989,711	218,706,356	218,701,249	222,436,170
Effect of dilutive securities	62,312	40,406	44,880	45,709	16,558
Denominator for FFO and Core FFO per diluted share	218,797,844	219,030,117	218,751,236	218,746,958	222,452,728

(1)	See page 48 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended				Year Ended
	December 31, 2021	December 31, 2020	September 30, 2021		December 31, 2021		December 31, 2020
Reconciliation of Core FFO to FAD:
Core FFO	$72,379	$70,475	$68,958		$282,792		$276,330
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	4,817	(4,961)	1,260		(4,983)		(32,325)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,617)	(1,126)	(1,622)		(6,704)		(8,645)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,255	2,659	2,298	(1)	9,838	(1)	10,564
Amortization of stock-based compensation expense	4,191	5,098	4,192		18,612		19,239
Expenditures to maintain assets	(9,147)	(5,246)	(6,356)		(21,634)		(18,955)
Second generation tenant improvements and leasing commissions	(18,129)	(19,731)	(14,744)		(61,949)		(61,016)
Adjustments related to discontinued operations	-	146	-		-		507
FAD (2)	54,749	47,314	53,986		215,972		185,699
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(11,726)	216	(10,199)		(35,024)		(11,237)
Consolidated real estate fund	(242)	159	(75)		(373)		1,450
FAD attributable to Paramount Group Operating Partnership	42,781	47,689	43,712		180,575		175,912
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,866)	(4,126)	(3,958)		(16,273)		(15,360)
FAD attributable to common stockholders (2) (3)	$38,915	$43,563	$39,754		$164,302		$160,552

Dividends declared on common stock	$15,329	$15,318	$15,327		$61,310		$81,800

(1)	Excludes $761 of expense from the non-cash write-off of deferred financing costs in connection with the $860,000 refinancing of 1301 Avenue of the Americas in July 2021.
(2)	See page 48 for our definition of this measure.
(3)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$5,671	$(12,615)	$4,632	$2,059	$(19,196)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	66,902	70,700	67,717	274,024	283,317
Interest and debt expense (including our share
of unconsolidated joint ventures)	43,112	41,229	42,978	166,533	165,986
Income tax expense (including our share of
unconsolidated joint ventures)	1,195	358	881	3,658	1,510
Adjustments related to discontinued operations (including loss on sale of real estate)	-	12,765	-	-	13,465
EBITDAre (1)	116,880	112,437	116,208	446,274	445,082
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,139)	(20,939)	(21,827)	(92,950)	(72,934)
Consolidated real estate fund	(1,125)	155	(4,251)	(5,439)	1,313
PGRE's share of EBITDAre (1)	$93,616	$91,653	$90,130	$347,885	$373,461

EBITDAre	$116,880	$112,437	$116,208	$446,274	$445,082
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for (distributions from) contributions to an unconsolidated joint venture	(961)	(891)	(938)	8,016	(2,697)
Consolidated real estate fund's share of net gain on sale of residential condominium units (One Steuart Lane)	(2,479)	-	(5,743)	(8,222)	-
Other, net	1,542	579	894	2,495	2,470
Adjusted EBITDAre (1)	114,982	112,125	110,421	448,563	444,855
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(22,139)	(20,939)	(21,827)	(92,950)	(72,934)
PGRE's share of Adjusted EBITDAre (1)	$92,843	$91,186	$88,594	$355,613	$371,921

(1)	See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2021	December 31, 2020	September 30, 2021	December 31, 2021	December 31, 2020
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$5,671	$(12,615)	$4,632	$2,059	$(19,196)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	56,735	59,168	57,522	232,487	235,200
General and administrative	13,093	17,962	13,257	59,132	64,917
Interest and debt expense	36,095	35,788	36,266	142,014	144,208
Income tax expense	1,195	358	873	3,643	1,493
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,087	11,928	11,627	43,597	48,631
Loss (income) from unconsolidated joint ventures	4,086	4,175	(223)	24,896	18,619
Fee income	(9,041)	(6,378)	(6,561)	(28,473)	(28,070)
Interest and other income, net	(507)	(2,130)	(138)	(3,017)	(4,490)
Adjustments related to discontinued operations (including loss on sale of real estate)	-	12,765	-	-	13,465
Other, net	235	367	(189)	134	824
NOI (1)	118,649	121,388	117,066	476,472	475,601
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,123)	(20,909)	(21,809)	(92,890)	(72,766)
Consolidated real estate fund	-	247	-	206	1,892
PGRE's share of NOI (1)	$96,526	$100,726	$95,257	$383,788	$404,727

NOI	$118,649	$121,388	$117,066	$476,472	$475,601
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	4,817	(4,961)	1,260	(4,983)	(32,325)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,617)	(1,126)	(1,622)	(6,704)	(8,645)
Adjustments related to discontinued operations	-	146	-	-	507
Cash NOI (1)	121,849	115,447	116,704	464,785	435,138
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(23,518)	(18,095)	(21,174)	(87,831)	(59,526)
Consolidated real estate fund	-	247	-	206	1,892
PGRE's share of Cash NOI (1)	$98,331	$97,599	$95,530	$377,160	$377,504

(1)	See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$5,671	$5,150	$9,802	$(9,281)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	56,735	37,235	18,523	977
General and administrative	13,093	-	-	13,093
Interest and debt expense	36,095	22,149	12,795	1,151
Income tax expense	1,195	-	-	1,195
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,087	2,858	8,167	62
Loss (income) from unconsolidated joint ventures	4,086	(446)	4,101	431
Fee income	(9,041)	-	-	(9,041)
Interest and other (income) loss, net	(507)	3	(31)	(479)
Other, net	235	-	-	235
NOI (1)	118,649	66,949	53,357	(1,657)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(22,123)	(2,714)	(19,409)	-
PGRE's share of NOI for the three months ended December 31, 2021	$96,526	$64,235	$33,948	$(1,657)
PGRE's share of NOI for the three months ended December 31, 2020	$100,726	$66,573	$34,025	$128

NOI	$118,649	$66,949	$53,357	$(1,657)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	4,817	1,483	3,364	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,617)	398	(2,015)	-
Cash NOI (1)	121,849	68,830	54,706	(1,687)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(23,518)	(2,777)	(20,741)	-
PGRE's share of Cash NOI for the three months ended December 31, 2021	$98,331	$66,053	$33,965	$(1,687)
PGRE's share of Cash NOI for the three months ended December 31, 2020	$97,599	$66,460	$30,805	$334

(1)	See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$2,059	$2,129	$43,891	$(43,961)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	232,487	152,023	76,569	3,895
General and administrative	59,132	-	-	59,132
Interest and debt expense	142,014	87,205	50,448	4,361
Income tax expense	3,643	12	5	3,626
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	43,597	11,303	32,221	73
Loss (income) from unconsolidated joint ventures	24,896	10,199	17,418	(2,721)
Fee income	(28,473)	-	-	(28,473)
Interest and other (income) loss, net	(3,017)	23	(119)	(2,921)
Other, net	134	-	-	134
NOI (1)	476,472	262,894	220,433	(6,855)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(92,890)	(10,399)	(82,491)	-
Consolidated real estate fund	206	-	-	206
PGRE's share of NOI for the year ended December 31, 2021	$383,788	$252,495	$137,942	$(6,649)
PGRE's share of NOI for the year ended December 31, 2020	$404,727	$266,669	$136,400	$1,658

NOI	$476,472	$262,894	$220,433	$(6,855)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	(4,983)	1,694	(6,677)	-
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(6,704)	1,442	(8,146)	-
Cash NOI (1)	464,785	266,030	205,610	(6,855)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(87,831)	(10,376)	(77,455)	-
Consolidated real estate fund	206	-	-	206
PGRE's share of Cash NOI for the year ended December 31, 2021	$377,160	$255,654	$128,155	$(6,649)
PGRE's share of Cash NOI for the year ended December 31, 2020	$377,504	$258,968	$116,287	$2,249

(1)	See page 48 for our definition of this measure

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2021	$98,331	$66,053	$33,965	$(1,687)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	1,635	(51)	(1)	1,687
PGRE's share of Same Store Cash NOI for the three months ended December 31, 2021	$99,966	$66,002	$33,964	$-

	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended December 31, 2020	$97,599	$66,460	$30,805	$334
Dispositions / Discontinued Operations	(2,021)	-	-	(2,021)	(2)
Other, net	1,182	(365)	(140)	1,687
PGRE's share of Same Store Cash NOI for the three months ended December 31, 2020	$96,760	$66,095	$30,665	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$3,206	$(93)	$3,299	$-
% Increase (decrease)	3.3%	(0.1%)	10.8%

(1)	See page 48 for our definition of this measure.
(2)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2021	$96,526	$64,235	$33,948	$(1,657)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	1,625	(31)	(1)	1,657
PGRE's share of Same Store NOI for the three months ended December 31, 2021	$98,151	$64,204	$33,947	$-

	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended December 31, 2020	$100,726	$66,573	$34,025	$128
Dispositions / Discontinued Operations	(1,875)	-	-	(1,875)	(2)
Non-cash write-offs of straight-line rent receivables	6,032	4,994	1,038	-
Other, net	1,242	(365)	(140)	1,747
PGRE's share of Same Store NOI for the three months ended December 31, 2020	$106,125	$71,202	$34,923	$-

Decrease in PGRE's share of Same Store NOI	$(7,974)	$(6,998)	$(976)	$-
% Decrease	(7.5%)	(9.8%)	(2.8%)

(1)	See page 48 for our definition of this measure.
(2)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2021	$377,160	$255,654	$128,155	$(6,649)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	4,397	(457)	(1,795)	6,649
PGRE's share of Same Store Cash NOI for the year ended December 31, 2021	$381,557	$255,197	$126,360	$-

	Year Ended December 31, 2020
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the year ended December 31, 2020	$377,504	$258,968		$116,287	$2,249
Dispositions / Discontinued Operations	(12,786)	(3,889)	(2)	-	(8,897)	(3)
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	6,030	(619)		1	6,648
PGRE's share of Same Store Cash NOI for the year ended December 31, 2020	$372,688	$255,612		$117,076	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$8,869	$(415)	$9,284	$-
% Increase (decrease)	2.4%	(0.2%)	7.9%

(1)	See page 48 for our definition of this measure.
(2)	Represents Cash NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
PGRE's share of NOI for the year ended December 31, 2021	$383,788	$252,495	$137,942	$(6,649)
Dispositions / Discontinued Operations	-	-	-	-
Other, net	4,566	(295)	(1,788)	6,649
PGRE's share of Same Store NOI for the year ended December 31, 2021	$388,354	$252,200	$136,154	$-

	Year Ended December 31, 2020
	Total	New York		San Francisco	Other
PGRE's share of NOI for the year ended December 31, 2020	$404,727	$266,669		$136,400	$1,658
Dispositions / Discontinued Operations	(13,187)	(4,797)	(2)	-	(8,390)	(3)
Non-cash write-offs (primarily straight-line rent receivables)	26,826	22,383		4,443	-
Reserves for uncollectible accounts receivable	1,940	1,152		788	-
Other, net	6,114	(619)		1	6,732
PGRE's share of Same Store NOI for the year ended December 31, 2020	$426,420	$284,788		$141,632	$-

Decrease in PGRE's share of Same Store NOI	$(38,066)	$(32,588)	$(5,478)	$-
% Decrease	(8.9%)	(11.4%)	(3.9%)

(1)	See page 48 for our definition of this measure.
(2)	Represents NOI attributable to the 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in Washington, D.C.).

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,415,735	$1,760,664	$1,165,807	$489,264	$-
Cash and cash equivalents	193,905	91,514	63,566	38,825	2,933
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	76,428
Accounts and other receivables	6,677	5,306	516	855	124
Deferred rent receivable	197,794	114,558	60,405	22,831	-
Deferred charges, net	53,013	27,004	17,463	8,546	-
Intangible assets, net	62,380	48,834	11,001	2,545	-
Other assets	6,092	644	5,054	394	9,459
Total Assets	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

Liabilities:
Notes and mortgages payable, net	$2,487,871	$1,242,117	$972,754	$273,000	$-
Accounts payable and accrued expenses	54,675	21,782	23,775	9,118	63
Intangible liabilities, net	27,674	16,006	10,994	674	-
Other liabilities	6,427	1,994	4,430	3	-
Total Liabilities	2,576,647	1,281,899	1,011,953	282,795	63

Equity:
Paramount Group, Inc. equity	931,432	691,275	153,487	86,670	6,956
Noncontrolling interests	428,833	75,428	159,610	193,795	81,925
Total Equity	1,360,265	766,703	313,097	280,465	88,881

Total Liabilities and Equity	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Other (1)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,470,766	$1,794,011	$1,186,842	$489,913	$-	$-
Cash and cash equivalents	130,752	68,049	51,081	10,654	968	2,512
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,505
Accounts and other receivables	6,747	3,867	900	1,980	-	124
Deferred rent receivable	192,401	115,270	57,801	19,330	-	-
Deferred charges, net	55,156	28,977	16,261	9,918	-	-
Intangible assets, net	76,545	56,588	14,728	5,229	-	-
Other assets	5,806	451	5,044	310	1	15,690
Total Assets	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

Liabilities:
Notes and mortgages payable, net	$2,457,272	$1,241,121	$971,717	$244,434	$-	$-
Accounts payable and accrued expenses	51,513	18,310	24,239	8,931	33	77
Intangible liabilities, net	33,566	18,339	14,176	1,051	-	-
Other liabilities	4,486	67	4,348	3	68	-
Total Liabilities	2,546,837	1,277,837	1,014,480	254,419	101	77

Equity:
Paramount Group, Inc. equity	955,558	711,049	156,614	87,165	730	6,737
Noncontrolling interests	437,161	78,405	162,868	195,750	138	79,017
Total Equity	1,392,719	789,454	319,482	282,915	868	85,754

Total Liabilities and Equity	$3,939,556	$2,067,291	$1,333,962	$537,334	$969	$85,831

(1)	Represents PGRESS Equity Holdings, LP.

(1)

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$98,523	$49,620	$35,517	$13,386	$-
Total operating expenses	30,948	18,282	8,820	3,846	-
Net operating income (1)	67,575	31,338	26,697	9,540	-
Depreciation and amortization	(28,467)	(14,028)	(9,951)	(4,488)	-
Interest and other income (loss), net	28	(3)	28	3	108
Interest and debt expense	(22,603)	(9,808)	(10,304)	(2,491)	-
Loss from unconsolidated joint ventures	-	-	-	-	(460)
Net income (loss)	$16,533	$7,499	$6,470	$2,564	$(352)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,708	$6,742	$3,170	$796	$(66)
Add: Management fee income	1,211	429	208	574	-
PGRE's share of net income (loss)	11,919	7,171	3,378	1,370	(66)
Add: Real estate depreciation and amortization	18,894	12,623	4,877	1,394	-
FFO (1)	30,813	19,794	8,255	2,764	(66)
Less: FFO attributable to One Steuart Lane	-	-	-	-	34
Core FFO (1)	$30,813	$19,794	$8,255	$2,764	$(32)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$5,825	$757	$3,300	$1,768	$(286)
Less: Management fee expense	(1,211)	(429)	(208)	(574)	-
Net income (loss) attributable to noncontrolling interests	4,614	328	3,092	1,194	(286)
Add: Real estate depreciation and amortization	9,573	1,405	5,074	3,094	7
FFO (1)	14,187	1,733	8,166	4,288	(279)
Less: FFO attributable to One Steuart Lane	-	-	-	-	419
Core FFO (1)	$14,187	$1,733	$8,166	$4,288	$140

(1)	See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$93,477	$45,689	$35,747	$12,041	$-	$-
Total operating expenses	30,805	17,391	10,268	3,146	-	(3)
Net operating income (2)	62,672	28,298	25,479	8,895	-	3
Depreciation and amortization	(28,464)	(14,190)	(10,353)	(3,921)	-	-
Interest and other income, net	52	-	31	-	21	56
Interest and debt expense	(22,380)	(9,852)	(10,304)	(2,224)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	-	(271)
Net income (loss) before income taxes	$11,880	$4,256	$4,853	$2,750	$21	$(212)
Income tax expense	-	-	-	-	-	(3)
Net income (loss)	$11,880	$4,256	$4,853	$2,750	$21	$(215)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$7,037	$3,830	$2,374	$828	$5	$(56)
Add: Management fee income	1,071	409	199	463	-	-
PGRE's share of net income (loss)	8,108	4,239	2,573	1,291	5	(56)
Add: Real estate depreciation and amortization	19,069	12,771	5,077	1,221	-	-
FFO/Core FFO (2)	$27,177	$17,010	$7,650	$2,512	$5	$(56)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$4,843	$426	$2,479	$1,922	$16	$(159)
Less: Management fee expense	(1,071)	(409)	(199)	(463)	-	-
Net income (loss) attributable to noncontrolling interests	3,772	17	2,280	1,459	16	(159)
Add: Real estate depreciation and amortization	9,395	1,419	5,276	2,700	-	-
FFO/Core FFO (2)	$13,167	$1,436	$7,556	$4,159	$16	$(159)

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 48 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$394,977	$191,740	$144,202	$59,035	$-
Total operating expenses	122,615	70,949	37,085	14,581	-
Net operating income (1)	272,362	120,791	107,117	44,454	-
Depreciation and amortization	(116,922)	(56,233)	(41,161)	(19,528)	-
Interest and other income (loss), net	96	(23)	112	7	435
Interest and debt expense	(89,405)	(38,957)	(40,885)	(9,563)	-
Income from unconsolidated joint ventures	-	-	-	-	2,678
Net income before income taxes	66,131	25,578	25,183	15,370	3,113
Income tax expense	(14)	(12)	(2)	-	(2)
Net income	$66,117	$25,566	$25,181	$15,370	$3,111

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income	$40,117	$23,012	$12,333	$4,772	$218
Add: Management fee income	4,462	1,679	790	1,993	-
PGRE's share of net income	44,579	24,691	13,123	6,765	218
Add: Real estate depreciation and amortization	76,851	50,610	20,169	6,072	-
FFO (1)	121,430	75,301	33,292	12,837	218
Less: FFO attributable to One Steuart Lane	-	-	-	-	(215)
Core FFO (1)	$121,430	$75,301	$33,292	$12,837	$3

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$26,000	$2,554	$12,848	$10,598	$2,893
Less: Management fee expense	(4,462)	(1,679)	(790)	(1,993)	-
Net income attributable to noncontrolling interests	21,538	875	12,058	8,605	2,893
Add: Real estate depreciation and amortization	40,071	5,623	20,992	13,456	11
FFO (1)	61,609	6,498	33,050	22,061	2,904
Less: FFO attributable to One Steuart Lane	-	-	-	-	(2,699)
Core FFO (1)	$61,609	$6,498	$33,050	$22,061	$205

(1)	See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$276,513	$94,695	$145,073	$36,731	$14	$-
Total operating expenses	93,416	42,008	38,856	12,552	-	2
Net operating income (loss) (3)	183,097	52,687	106,217	24,179	14	(2)
Depreciation and amortization	(89,491)	(33,823)	(41,597)	(14,071)	-	-
Interest and other income, net	316	-	275	34	7	399
Interest and debt expense	(73,389)	(23,484)	(40,994)	(8,911)	-	(141)
Loss from unconsolidated joint ventures	-	-	-	-	-	(2,044)
Net income (loss) before income taxes	20,533	(4,620)	23,901	1,231	21	(1,788)
Income tax benefit (expense)	3	(3)	(2)	8	-	(5)
Net income (loss)	$20,536	$(4,623)	$23,899	$1,239	$21	$(1,793)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$7,829	$(4,161)	$11,703	$282	$5	$(343)
Add: Management fee income	3,450	975	734	1,741	-	-
PGRE's share of net income (loss)	11,279	(3,186)	12,437	2,023	5	(343)
Add: Real estate depreciation and amortization	55,206	30,441	20,386	4,379	-	-
FFO/Core FFO (3)	$66,485	$27,255	$32,823	$6,402	$5	$(343)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$12,707	$(462)	$12,196	$957	$16	$(1,450)
Less: Management fee expense	(3,450)	(975)	(734)	(1,741)	-	-
Net income (loss) attributable to noncontrolling interests	9,257	(1,437)	11,462	(784)	16	(1,450)
Add: Real estate depreciation and amortization	34,285	3,382	21,211	9,692	-	-
FFO/Core FFO (3)	$43,542	$1,945	$32,673	$8,908	$16	$(1,450)

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway. The amounts in this column represent the results of operations from the date of disposition through December 31, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,246,152	$212,155	$644,991	$368,202	$216,073	$804,731
Cash and cash equivalents	84,672	19,150	27,727	14,684	3,334	19,777
Restricted cash	132,238	13,488	-	-	3,518	115,232
Accounts and other receivables	3,144	2,512	113	276	120	123
Deferred rent receivable	28,939	18,130	5,428	2,274	2,908	199
Deferred charges, net	12,304	9,399	1,196	366	1,343	-
Intangible assets, net	58,590	-	26,671	16,396	4,157	11,366
For-sale residential condominium units (2)	359,638	-	-	-	-	359,638
Other assets	2,259	189	543	191	110	1,226
Total Assets	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

Liabilities:
Notes and mortgages payable, net	$1,791,404	$297,775	$406,881	$186,750	$152,358	$747,640
Accounts payable and accrued expenses	52,813	5,615	11,471	4,841	5,115	25,771
Intangible liabilities, net	18,397	-	5,179	11,033	2,185	-
Other liabilities	8,284	291	6,380	138	226	1,249
Total Liabilities	1,870,898	303,681	429,911	202,762	159,884	774,660

Total Equity	1,057,038	(28,658)	276,758	199,627	71,679	537,632

Total Liabilities and Equity	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,674,858	$211,635	$658,112	$378,946	$214,774	$1,211,391
Cash and cash equivalents	83,093	22,860	23,984	8,817	3,851	23,581
Restricted cash	37,056	1,727	-	-	1,295	34,034
Accounts and other receivables	4,074	1,191	1,999	501	230	153
Deferred rent receivable	24,518	15,863	3,811	1,964	2,218	662
Deferred charges, net	11,383	8,719	805	463	1,396	-
Intangible assets, net	110,307	-	40,444	23,696	6,037	40,130
Other assets	5,786	174	155	2,083	107	3,267
Total Assets	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

Liabilities:
Notes and mortgages payable, net	$1,801,084	$297,364	$402,057	$186,592	$146,693	$768,378
Accounts payable and accrued expenses	64,710	9,227	10,995	5,909	2,745	35,834
Intangible liabilities, net	26,772	-	8,345	15,318	3,109	-
Other liabilities	22,865	269	20,764	108	304	1,420
Total Liabilities	1,915,431	306,860	442,161	207,927	152,851	805,632

Total Equity	1,035,644	(44,691)	287,149	208,543	77,057	507,586

Total Liabilities and Equity	$2,951,075	$262,169	$729,310	$416,470	$229,908	$1,313,218

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$103,706	$10,121	$14,578	$8,461	$3,686	$66,860	(2)
Total operating expenses	66,870	5,782	7,032	3,440	1,838	48,778	(2)
Net operating income (3)	36,836	4,339	7,546	5,021	1,848	18,082
Depreciation and amortization	(26,180)	(2,656)	(7,953)	(4,818)	(1,839)	(8,914)
Interest and other (loss) income, net	(28)	(6)	(7)	(12)	(4)	1
Interest and debt expense	(18,358)	(2,736)	(3,428)	(1,856)	(1,608)	(8,730)
Net (loss) income	$(7,730)	$(1,059)	$(3,842)	$(1,665)	$(1,603)	$439

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(4,785)	$(529)	$(2,576)	$(738)	$(784)	$(158)
Less: Step-up basis adjustment	(262)	-	-	(3)	-	(259)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	961	961	-	-	-	-
PGRE's share of net (loss) income	(4,086)	432	(2,576)	(741)	(784)	(417)
Add: Real estate depreciation and amortization	10,167	1,328	5,328	2,124	902	485
FFO (3)	6,081	1,760	2,752	1,383	118	68
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(961)	(961)	-	-	-	-
Less: FFO attributable to One Steuart Lane	453	-	-	-	-	453
Core FFO (3)	$5,573	$799	$2,752	$1,383	$118	$521

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(2,945)	$(530)	$(1,266)	$(927)	$(819)	$597
Add: Real estate depreciation and amortization	16,055	1,328	2,625	2,697	937	8,468
FFO (3)	13,110	798	1,359	1,770	118	9,065
Less: FFO attributable to One Steuart Lane	434	-	-	-	-	434
Core FFO (3)	$13,544	$798	$1,359	$1,770	$118	$9,499

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$61,469	$10,613	$15,644	$8,277	$4,478	$22,457
Total operating expenses	27,151	6,390	7,050	3,161	1,836	8,714
Net operating income (2)	34,318	4,223	8,594	5,116	2,642	13,743
Depreciation and amortization	(28,659)	(2,844)	(9,247)	(4,799)	(2,647)	(9,122)
Interest and other loss, net	(39)	(2)	(19)	(9)	(6)	(3)
Interest and debt expense	(13,995)	(2,701)	(3,410)	(1,856)	(1,538)	(4,490)
Net (loss) income before income taxes	(8,375)	(1,324)	(4,082)	(1,548)	(1,549)	128
Income tax expense	(2)	-	-	-	-	(2)
Net (loss) income	$(8,377)	$(1,324)	$(4,082)	$(1,548)	$(1,549)	$126

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,024)	$(662)	$(2,737)	$(662)	$(759)	$(204)
Less: Step-up basis adjustment	(42)	-	-	(2)	-	(40)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	891	891	-	-	-	-
PGRE's share of net (loss) income	(4,175)	229	(2,737)	(664)	(759)	(244)
Add: Real estate depreciation and amortization	11,532	1,422	6,195	2,118	1,297	500
FFO (2)	7,357	1,651	3,458	1,454	538	256
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(891)	(891)	-	-	-	-
Core FFO (2)	$6,466	$760	$3,458	$1,454	$538	$256

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(3,353)	$(662)	$(1,345)	$(886)	$(790)	$330
Add: Real estate depreciation and amortization	17,169	1,422	3,052	2,683	1,350	8,662
FFO/Core FFO (2)	$13,816	$760	$1,707	$1,797	$560	$8,992

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$369,125	$40,426	$55,052	$33,279	$15,284	$225,084	(2)
Total operating expenses	220,396	23,342	26,283	13,079	6,965	150,727	(2)
Net operating income (3)	148,729	17,084	28,769	20,200	8,319	74,357
Depreciation and amortization	(107,079)	(10,740)	(32,806)	(19,265)	(7,450)	(36,818)
Interest and other loss, net	(111)	(12)	(44)	(30)	(14)	(11)
Interest and debt expense	(63,493)	(10,830)	(13,583)	(7,426)	(6,277)	(25,377)
Net (loss) income before income taxes	(21,954)	(4,498)	(17,664)	(6,521)	(5,422)	12,151
Income tax expense	(32)	-	(5)	(22)	(3)	(2)
Net (loss) income	$(21,986)	$(4,498)	$(17,669)	$(6,543)	$(5,425)	$12,149

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(16,491)	$(2,249)	$(11,848)	$(2,902)	$(2,658)	$3,166
Less: Step-up basis adjustment	(389)	-	-	(10)	-	(379)
Less: Adjustments to equity in earnings for (contributions to) distributions from an unconsolidated joint venture	(8,016)	(8,016)	-	-	-	-
PGRE's share of net (loss) income	(24,896)	(10,265)	(11,848)	(2,912)	(2,658)	2,787
Add: Real estate depreciation and amortization	41,537	5,370	21,980	8,494	3,651	2,042
FFO (3)	16,641	(4,895)	10,132	5,582	993	4,829
Add: Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	8,016	8,016	-	-	-	-
Less: FFO attributable to One Steuart Lane	(2,914)	-	-	-	-	(2,914)
Core FFO (3)	$21,743	$3,121	$10,132	$5,582	$993	$1,915

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(5,495)	$(2,249)	$(5,821)	$(3,641)	$(2,767)	$8,983
Add: Real estate depreciation and amortization	65,711	5,370	10,826	10,781	3,799	34,935
FFO (3)	60,216	3,121	5,005	7,140	1,032	43,918
Less: FFO attributable to One Steuart Lane	(5,819)	-	-	-	-	(5,819)
Core FFO (3)	$54,397	$3,121	$5,005	$7,140	$1,032	$38,099

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$246,541	$42,627	$63,356	$33,410	$18,475	$88,673
Total operating expenses	109,114	25,078	26,752	12,929	7,578	36,777
Net operating income (2)	137,427	17,549	36,604	20,481	10,897	51,896
Depreciation and amortization	(117,640)	(10,882)	(39,893)	(19,181)	(11,192)	(36,492)
Interest and other (loss) income, net	(36)	63	(64)	(26)	(26)	17
Interest and debt expense	(58,239)	(10,750)	(13,517)	(7,426)	(6,147)	(20,399)
Net loss before income taxes	(38,488)	(4,020)	(16,870)	(6,152)	(6,468)	(4,978)
Income tax expense	(47)	-	(5)	(20)	(6)	(16)
Net loss	$(38,535)	$(4,020)	$(16,875)	$(6,172)	$(6,474)	$(4,994)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(21,153)	$(2,010)	$(11,315)	$(2,714)	$(3,172)	$(1,942)
Less: Step-up basis adjustment	(163)	-	-	(9)	-	(154)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	2,697	2,697	-	-	-	-
PGRE's share of net (loss) income	(18,619)	687	(11,315)	(2,723)	(3,172)	(2,096)
Add: Real estate depreciation and amortization	48,117	5,441	26,728	8,466	5,484	1,998
FFO (2)	29,498	6,128	15,413	5,743	2,312	(98)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(2,697)	(2,697)	-	-	-	-
Core FFO (2)	$26,801	$3,431	$15,413	$5,743	$2,312	$(98)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(17,382)	$(2,010)	$(5,560)	$(3,458)	$(3,302)	$(3,052)
Add: Real estate depreciation and amortization	69,686	5,441	13,165	10,724	5,708	34,648
FFO/Core FFO (2)	$52,304	$3,431	$7,605	$7,266	$2,406	$31,596

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 48 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of December 31, 2021
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility (2)	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (3)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (4)	612,561
PGRE's Share of Total Debt (5)	3,660,226

	Shares / Units	Share Price as of
Equity:	Outstanding	December 31, 2021
Common stock	218,991,795	$8.34	1,826,392
Operating Partnership units	21,740,404	8.34	181,315
Total equity	240,732,199	8.34	2,007,707

Total Market Capitalization			$5,667,933

(1)	Represents contractual amounts due pursuant to the respective debt agreements.
(2)	On December 17, 2021, we refinanced our $1.0 billion revolving credit facility with a new $750,000 revolving credit facility that matures in March 2026 and has two six-month extension options.
(3)	Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(4)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(5)	See page 48 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	2.96%	500,000	2.46%	360,000	3.67%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility (1)	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.40%	3,498,000	3.37%	360,000	3.67%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.30%	$2,687,665	3.25%	$360,000	3.67%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	409,671	3.04%	402,000	3.07%	7,671	1.60%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	153,092	3.65%	-	-	153,092	3.65%
60 Wall Street	575,000	2.56%	-	-	575,000	2.56%
Oder-Center, Germany	16,731	4.62%	16,731	4.62%	-	-
Total unconsolidated debt	1,641,994	3.10%	906,231	3.37%	735,763	2.78%
Joint venture partners' share	(1,029,433)	2.99%	(402,633)	3.46%	(626,800)	2.69%
PGRE's share of unconsolidated debt	$612,561	3.30%	$503,598	3.30%	$108,963	3.27%

PGRE's share of Total Debt (2)	$3,660,226	3.30%	$3,191,263	3.26%	$468,963	3.57%

Revolving Credit Facility Covenants: (3)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	44.1%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	44.1%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.38x	Unconsolidated fixed rate debt	503,598
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,191,263	87.2%
Unencumbered Interest Coverage	Greater than 1.75x	36.33x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	108,963
			PGRE's share of variable rate debt	468,963	12.8%
			PGRE's share of Total Debt (3)	$3,660,226	100.0%

(1)

The interest rate on the new $750,000 revolving credit facility is 115 basis points over the secured overnight financing rate ("SOFR") with adjustments based on the term of advances, plus a facility fee of 20 basis points. The facility also features a sustainability-linked pricing component such that if we meet certain sustainability performance targets, the applicable per annum interest rate will be reduced by one basis point.

(2)	See page 48 for our definition of this measure.
(3)

This section presents ratios as of December 31, 2021 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2022		2023	2024	2025	2026	Thereafter	Total
300 Mission Street	$-		$273,000	$-	$-	$-	$-	$273,000
One Market Plaza	-		-	975,000	-	-	-	975,000
31 West 52nd Street	-		-	-	-	500,000	-	500,000
1301 Avenue of the Americas	-		-	-	-	860,000	-	860,000
1633 Broadway	-		-	-	-	-	1,250,000	1,250,000
Revolving Credit Facility (1)	-		-	-	-	-	-	-
Total consolidated debt	-		273,000	975,000	-	1,360,000	1,250,000	3,858,000
Noncontrolling interests' share	-		(188,097)	(497,250)	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$-		$84,903	$477,750	$-	$1,360,000	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$575,000	(2)	$-	$-	$-	$-	$-	$575,000
Oder-Center, Germany	16,731		-	-	-	-	-	16,731
111 Sutter Street	-		153,092	-	-	-	-	153,092
Market Center	-		-	-	409,671	-	-	409,671
55 Second Street	-		-	-	-	187,500	-	187,500
712 Fifth Avenue	-		-	-	-	-	300,000	300,000
Total unconsolidated debt	591,731		153,092	-	409,671	187,500	300,000	1,641,994
Joint venture partners' share	(561,334)		(78,077)	-	(135,191)	(104,831)	(150,000)	(1,029,433)
PGRE's share of unconsolidated debt	$30,397		$75,015	$-	$274,480	$82,669	$150,000	$612,561

PGRE's Share of Total Debt (3)	$30,397		$159,918	$477,750	$274,480	$1,442,669	$1,275,012	$3,660,226

Weighted average rate	2.67%		3.65%	4.03%	3.04%	3.31%	3.04%	3.30%

% of debt maturing	0.8%		4.4%	13.1%	7.5%	39.4%	34.8%	100.0%

(1)	The $750,000 revolving credit facility matures in March 2026 and has two six-month extension options.
(2)	On February 15, 2022, the maturity date of the loan was extended to February 15, 2023.
(3)	See page 48 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Paramount	%	%	Annualized Rent (1)
Property	Ownership	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)		Square Feet	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$176,645	$77.99		2,272,771	Allianz, Morgan Stanley, Warner Music Group, Showtime Networks,
								Bleacher Report, New Mountain Capital, MongoDB, ICBC,
								Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	81.2%	81.2%	12,898	126.33		226,334	Gershwin Theatre, Thespian Theatre, Equinox
	90.0%	98.3%	98.3%	189,543	78.78		2,499,105

1301 Avenue of the Americas
Office	100.0%	84.2%	74.4%	107,091	85.78		1,704,343	Credit Agricole, Norton Rose Fulbright, CohnReznick,
								Swiss Re, Oaktree Capital, ArentFox Schiff
Retail / Amenity	100.0%	86.8%	86.8%	2,553	184.26		41,666	Ocean Prime, Starbucks
	100.0%	84.3%	74.7%	109,644	86.78		1,746,009

1325 Avenue of the Americas
Office	100.0%	93.3%	88.5%	46,526	66.58		795,158	McGraw Hill, Olshan Frome Wolosky, Hilton Worldwide, Evercore
Retail	100.0%	100.0%	82.9%	1,140	86.17		15,609	La Grande Boucherie
	100.0%	93.4%	88.4%	47,666	66.91		810,767

31 West 52nd Street
Office	100.0%	92.1%	88.4%	59,817	91.38		740,691	Clifford Chance, Pillsbury Winthrop Shaw Pittman, Centerview Partners,
								Bracewell, Providence Equity Partners
Retail	100.0%	97.8%	97.8%	4,988	118.72		25,913	Fogo De Chao, Museum of Modern Art
	100.0%	92.3%	88.8%	64,805	92.40		766,604

900 Third Avenue
Office	100.0%	79.2%	79.2%	31,458	69.12		574,896	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse & Hirschtritt,
								Littler Mendelson
Retail	100.0%	79.4%	79.4%	1,297	97.31		16,598	Bank of America
	100.0%	79.2%	79.2%	32,755	69.91		591,494

712 Fifth Avenue
Office	50.0%	80.9%	80.3%	42,803	116.39		457,580	CVC Advisors, Aberdeen Standard Investments, OMI Management,
								Riverstone Holdings, Pictet Asset Management
Retail	50.0%	20.9%	-	-	-		85,917	Harry Winston
	50.0%	71.4%	67.6%	42,803	116.39		543,497

60 Wall Street
Office	5.0%	100.0%	100.0%	73,600	45.28	(3)	1,625,483	Deutsche Bank

Subtotal / Weighted average		91.8%	88.8%	560,816	82.34	(4)	8,582,959
PGRE's share		90.4%	86.6%	450,549	81.32	(4)	6,517,279

(1)	See page 48 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents “triple-net” rent.
(4)	Excludes 60 Wall Street.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Paramount	%	%	Annualized Rent (1)
Property	Ownership	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)		Square Feet	Key Tenants
One Market Plaza
Office	49.0%	95.8%	95.0%	$149,045	$101.57		1,545,532	Google, Morgan Lewis & Bockius, VISA, The Capital Group, Autodesk,
								Citigroup, Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	67.3%	67.3%	2,636	55.53		59,372	Starbucks, STK Steak House, One Market Restaurant
	49.0%	94.7%	94.0%	151,681	100.49		1,604,904

Market Center
Office	67.0%	84.4%	84.4%	55,558	89.33		737,443	Uber, Mindspace, Crowe, Mayer Brown, Bank of Communications,
								Raymond James, Bank of San Francisco
Retail	67.0%	65.1%	65.1%	594	106.25		6,260	Amazon
	67.0%	84.2%	84.2%	56,152	89.44		743,703

300 Mission Street
Office	31.1%	95.2%	95.2%	51,588	89.08		610,176	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.8%	88.8%	2,880	63.69		50,528	Equinox
	31.1%	94.7%	94.7%	54,468	87.30		660,704

One Front Street
Office	100.0%	97.2%	95.6%	51,777	85.73		631,918	First Republic, Coinbase, JLL, Cigna
Retail	100.0%	92.0%	92.0%	1,080	88.28		13,005	First Republic
	100.0%	97.1%	95.6%	52,857	85.78		644,923

55 Second Street
Office	44.1%	96.2%	96.2%	28,550	80.62		369,189	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	873	106.42		7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	96.3%	96.3%	29,423	81.15		376,669

111 Sutter Street
Office	49.0%	61.5%	61.5%	12,642	83.94		248,570	TURO, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,738	68.70		29,247	24 Hour Fitness USA, LLC,
	49.0%	64.2%	64.2%	14,380	81.75		277,817

Subtotal / Weighted average		91.4%	90.9%	358,961	91.67		4,308,720
PGRE's share		91.6%	91.0%	201,764	91.02		2,437,327

Total / Weighted average		91.6%	89.5%	$919,777	$86.10	(3)	12,891,679
PGRE's share		90.7%	87.8%	$652,313	$84.15	(3)	8,954,606

(1)	See page 48 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Excludes 60 Wall Street.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2021		As of September 30, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	84.3%	84.3%	84.3%	84.3%	-%
1325 Avenue of the Americas	100.0%	93.4%	93.4%	90.3%	90.3%	3.1%
31 West 52nd Street	100.0%	92.3%	92.3%	92.3%	92.3%	-%
900 Third Avenue	100.0%	79.2%	79.2%	78.3%	78.3%	0.9%
712 Fifth Avenue	50.0%	71.4%	71.4%	70.9%	70.9%	0.5%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		91.8%	91.8%	91.4%	91.4%	0.4%
PGRE's share		90.4%	90.4%	89.9%	89.9%	0.5%

San Francisco:
One Market Plaza	49.0%	94.7%	94.7%	94.0%	94.0%	0.7%
Market Center	67.0%	84.2%	84.2%	84.2%	84.2%	-%
300 Mission Street	31.1%	94.7%	94.7%	94.7%	94.7%	-%
One Front Street	100.0%	97.1%	97.1%	97.1%	97.1%	-%
55 Second Street	44.1%	96.3%	96.3%	96.3%	96.3%	-%
111 Sutter Street	49.0%	64.2%	64.2%	64.2%	64.2%	-%
Weighted average		91.4%	91.4%	91.2%	91.2%	0.2%
PGRE's share		91.6%	91.6%	91.4%	91.4%	0.2%

Weighted average		91.6%	91.6%	91.3%	91.3%	0.3%
PGRE's share		90.7%	90.7%	90.3%	90.3%	0.4%

(1)	See page 48 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2021		As of December 31, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.3%	98.3%	98.3%	98.3%	-%
1301 Avenue of the Americas	100.0%	84.3%	84.3%	99.0%	99.0%	(14.7%)
1325 Avenue of the Americas	100.0%	93.4%	93.4%	91.8%	91.8%	1.6%
31 West 52nd Street	100.0%	92.3%	92.3%	99.3%	99.3%	(7.0%)
900 Third Avenue	100.0%	79.2%	79.2%	80.6%	80.6%	(1.4%)
712 Fifth Avenue	50.0%	71.4%	71.4%	70.8%	70.8%	0.6%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		91.8%	91.8%	95.3%	95.3%	(3.5%)
PGRE's share		90.4%	90.4%	95.1%	95.1%	(4.7%)

San Francisco:
One Market Plaza	49.0%	94.7%	94.7%	97.5%	97.5%	(2.8%)
Market Center	67.0%	84.2%	84.2%	90.2%	90.2%	(6.0%)
300 Mission Street	31.1%	94.7%	94.7%	99.1%	99.1%	(4.4%)
One Front Street	100.0%	97.1%	97.1%	100.0%	100.0%	(2.9%)
55 Second Street	44.1%	96.3%	96.3%	95.7%	95.7%	0.6%
111 Sutter Street	49.0%	64.2%	64.2%	79.6%	79.6%	(15.4%)
Weighted average		91.4%	91.4%	95.6%	95.6%	(4.2%)
PGRE's share		91.6%	91.6%	95.7%	95.7%	(4.1%)

Weighted average		91.6%	91.6%	95.4%	95.4%	(3.8%)
PGRE's share		90.7%	90.7%	95.2%	95.2%	(4.5%)

(1)	See page 48 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total		Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet			Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
As of December 31, 2021
First Republic Bank	One Front Street	Jun-2025	(3)	349,304	(3)	349,304	(3)	$30,028	$85.72	4.6%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,543		328,543		28,912	87.99	4.4%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		28,019	97.01	4.3%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023	(4)	305,132	(4)	305,132	(4)	27,495	89.25	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(5)	290,875	(5)	290,875	(5)	27,139	88.90	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		18,059	76.93	2.8%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		288,250		259,428		17,557	67.04	2.7%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		253,196		227,879		16,751	72.03	2.6%
Google, Inc.	One Market Plaza	Apr-2025		339,833		166,518		15,091	90.23	2.3%
Uber Technologies, Inc.	Market Center	Jul-2023		234,783		157,305		14,195	90.24	2.2%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of December 31, 2021
Legal Services	1,806,230	23.0%	$152,516	23.4%
Technology and Media	1,718,073	21.9%	137,238	21.0%
Financial Services - Commercial and Investment Banking	1,360,370	17.3%	111,025	17.0%
Financial Services, all others	1,106,517	14.1%	101,899	15.6%
Insurance	435,586	5.5%	40,682	6.2%
Retail	141,243	1.8%	14,182	2.2%
Travel & Leisure	192,856	2.4%	13,748	2.1%
Real Estate	132,065	1.7%	11,556	1.8%
Other Professional Services	124,168	1.6%	10,476	1.6%
Other	845,522	10.7%	58,991	9.1%

(1)	See page 48 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	76,999 and 22,690 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(4)	Excludes 159,308 square feet leased through April 30, 2035 for which we have not commenced rental revenue in accordance with GAAP.
(5)	111,589 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended December 31, 2021

Total square feet leased	206,952	70,518	136,434

PGRE's share of total square feet leased:	128,842	64,900	63,942
Initial rent (2)	$89.37	$69.05	$110.00
Weighted average lease term (in years)	8.2	5.5	10.9
Tenant improvements and leasing commissions:
Per square foot	$97.87	$65.39	$130.84
Per square foot per annum	$11.93	$11.86	$11.97
Percentage of initial rent	13.4%	17.2%	10.9%
Rent concessions:
Average free rent period (in months)	8.4	5.0	11.8
Average free rent period per annum (in months)	1.0	0.9	1.1

Second generation space: (2)
Square feet	67,973	9,581	58,392
Cash basis:
Initial rent (2)	$105.41	$77.43	$110.00
Prior escalated rent (2)	$95.82	$80.00	$98.42
Percentage increase (decrease)	10.0%	(3.2%)	11.8%
GAAP basis:
Straight-line rent (2)	$109.51	$69.03	$116.15
Prior straight-line rent (2)	$92.25	$73.53	$95.32
Percentage increase (decrease)	18.7%	(6.1%)	21.9%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 48 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York		San Francisco

Year Ended December 31, 2021

Total square feet leased	1,016,900	779,164	(2)	237,736

PGRE's share of total square feet leased:	660,205	544,503		115,702
Initial rent (3)	$76.33	$71.37		$99.70
Weighted average lease term (in years)	9.4	9.7		8.0
Tenant improvements and leasing commissions:
Per square foot	$106.62	$111.16		$85.26
Per square foot per annum	$11.36	$11.49		$10.62
Percentage of initial rent	14.9%	16.1%		10.6%
Rent concessions:
Average free rent period (in months)	10.7	11.3		8.0
Average free rent period per annum (in months)	1.1	1.2		1.0

Second generation space: (3)
Square feet	543,869	445,583		98,286
Cash basis:
Initial rent (3)	$77.93	$72.75		$101.42
Prior escalated rent (3)	$77.12	$72.66		$97.32
Percentage increase	1.1%	0.1%		4.2%
GAAP basis:
Straight-line rent (3)	$75.85	$69.25		$105.81
Prior straight-line rent (3)	$73.16	$68.08		$96.22
Percentage increase	3.7%	1.7%		10.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)

Includes an aggregate of 190,526 square feet of theatre space that was leased at 1633 Broadway for a weighted average term of 19 years that is excluded from our pro rata share of total square feet leased and the related statistics.

(3)	See page 48 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total		PGRE's Share of
Year of	Square Feet		Square Feet		Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases		of Expiring Leases		Amount	Per Square Foot (3)	Annualized Rent

Month to Month	14,738		10,021		$880	$59.03	0.1%

1Q 2022	186,079		93,335		8,518	92.46	1.3%
2Q 2022	1,710,243	(4)	132,562	(4)	7,803	58.47	1.2%
3Q 2022	50,111		30,902		2,585	82.74	0.4%
4Q 2022	61,028		34,029		3,660	107.61	0.5%
Total 2022	2,007,461		290,828		22,566	77.56	3.4%
2023	912,381		756,608		61,624	81.66	9.1%
2024	822,557		720,602		61,086	84.83	9.1%
2025	1,386,205		875,683		75,256	85.91	11.1%
2026	1,456,374		1,017,539		87,872	84.18	13.0%
2027	280,656		208,144		17,868	85.80	2.6%
2028	257,999		209,818		16,998	81.13	2.5%
2029	560,528		486,740		38,344	79.23	5.7%
2030	607,964		511,483		45,163	88.34	6.7%
2031	589,669		522,275		49,759	92.06	7.4%
Thereafter	2,917,987		2,514,351		197,740	82.42	29.3%

(1)	See page 48 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)	Represents office and retail space only.
(4)

Includes 1,625,483 square feet (81,432 square feet at our share) leased by Deutsche Bank at 60 Wall Street (our 5.0% owned unconsolidated joint venture) that expires in June 2022. The joint venture will take the property “out-of-service” for redevelopment upon the expiration of the lease.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total		PGRE's Share of
Year of	Square Feet		Square Feet		Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases		of Expiring Leases		Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739		4,231		$568	$68.20	0.1%

1Q 2022	59,317		48,548		5,069	106.39	1.1%
2Q 2022	1,645,065	(4)	99,863	(4)	5,002	49.68	1.1%
3Q 2022	10,642		7,091		582	80.09	0.1%
4Q 2022	25,245		14,302		1,442	100.84	0.3%
Total 2022	1,740,269		169,804		12,095	71.29	2.6%
2023	533,802		513,848		39,270	76.74	8.3%
2024	601,370		579,624		48,272	83.39	10.2%
2025	301,783		244,552		21,791	89.07	4.6%
2026	727,881		669,331		54,086	77.53	11.5%
2027	160,430		146,984		11,900	80.96	2.5%
2028	143,690		123,656		9,619	77.79	2.1%
2029	496,253		453,509		35,619	79.02	7.5%
2030	403,756		393,040		33,684	85.75	7.2%
2031	496,270		452,783		43,534	92.40	9.2%
Thereafter	2,264,759		2,139,909		161,430	79.62	34.2%

(1)	See page 48 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)	Represents office and retail space only.
(4)

Includes 1,625,483 square feet (81,432 square feet at our share) leased by Deutsche Bank at 60 Wall Street (our 5.0% owned unconsolidated joint venture) that expires in June 2022. The joint venture will take the property “out-of-service” for redevelopment upon the expiration of the lease.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,999	5,790	$312	$43.14	0.2%

1Q 2022	126,762	44,787	3,449	77.01	1.7%
2Q 2022	65,178	32,699	2,801	85.33	1.4%
3Q 2022	39,469	23,811	2,003	83.53	1.0%
4Q 2022	35,783	19,727	2,218	112.53	1.1%
Total 2022	267,192	121,024	10,471	86.46	5.2%
2023	378,579	242,760	22,354	91.97	11.0%
2024	221,187	140,978	12,814	90.78	6.3%
2025	1,084,422	631,131	53,465	84.68	26.3%
2026	728,493	348,208	33,786	96.81	16.6%
2027	120,226	61,160	5,968	97.48	2.9%
2028	114,309	86,162	7,379	85.98	3.6%
2029	64,275	33,231	2,725	81.99	1.3%
2030	204,208	118,443	11,479	96.92	5.6%
2031	93,399	69,492	6,225	89.84	3.1%
Thereafter	653,228	374,442	36,310	97.00	17.9%

(1)	See page 48 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$9,147	$6,624	$2,464	$59
Second generation tenant improvements	12,565	5,556	7,009	-
Second generation leasing commissions	5,564	1,360	4,204	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$27,276	$13,540	$13,677	$59

Redevelopment Expenditures: (1)
Gershwin facade replacement	$2,026	$2,026	$-	$-
Elevator modernizations	1,963	1,945	18	-
Lobby renovations	489	486	3	-
Other	10,331	10,325	6	-
Total Redevelopment Expenditures	$14,809	$14,782	$27	$-

	Three Months Ended December 31, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$5,246	$2,412	$2,731	$103
Second generation tenant improvements	18,027	4,900	13,127	-
Second generation leasing commissions	1,704	423	1,281	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$24,977	$7,735	$17,139	$103

Redevelopment Expenditures: (1)
Lobby renovations	$3,278	$2,306	$972	$-
Elevator modernizations	1,300	890	410	-
Other	834	400	434	-
Total Redevelopment Expenditures	$5,412	$3,596	$1,816	$-

(1)	See page 48 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$21,634	$13,548	$7,975	$111
Second generation tenant improvements	42,811	8,912	33,899	-
Second generation leasing commissions	19,138	12,589	6,549	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$83,583	$35,049	$48,423	$111

Redevelopment Expenditures: (1)
Elevator modernizations	$12,892	$9,768	$3,124	$-
Gershwin facade replacement	11,944	11,944	-	-
Lobby renovations	5,973	4,131	1,842	-
Other	13,953	13,824	129	-
Total Redevelopment Expenditures	$44,762	$39,667	$5,095	$-

	Year Ended December 31, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$18,955	$11,555	$7,047	$353
Second generation tenant improvements	50,299	25,578	24,721	-
Second generation leasing commissions	10,717	3,432	7,285	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$79,971	$40,565	$39,053	$353

Redevelopment Expenditures: (1)
Lobby renovations	$9,851	$5,007	$4,844	$-
Elevator modernizations	4,914	1,994	2,920	-
Other	2,832	1,441	1,391	-
Total Redevelopment Expenditures	$17,597	$8,442	$9,155	$-

(1)	See page 48 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.